UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 12, 2019

HALOZYME THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32335	88-0488686
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11388 Sorrento Valley Road, San Diego, California		92121
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (858) 794-8889

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	HALO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

On June 12, 2019, Halozyme Therapeutics, Inc., a Delaware corporation (“Halozyme”), announced that it had reached the target number of 330 overall survival events in its HALO-301 clinical trial and that it plans to conduct the final overall survival analysis upon data maturity which will occur when all patients enrolled in the study have been followed for at least 8.5 months. Accordingly, Halozyme projects to achieve data maturity in mid-September 2019. Based on this timing of data maturity, Halozyme expects to announce top line results for the HALO-301 clinical trial by December 2019.

Cautionary Statement Regarding Forward-Looking Statements

In addition to historical information, the statements set forth above in this Item 8.01 include forward-looking statements (including, without limitation, statements concerning the expected timing of receipt of data maturity for clinical trial HALO-301 and the announcement of top line results for HALO-301) that involve risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. The forward-looking statements are typically, but not always, identified through use of the words “believe,” “enable,” “may,” “will,” “could,” “intends,” “estimate,” “anticipate,” “plan,” “predict,” “probable,” “potential,” “possible,” “should,” “continue,” and other words of similar meaning. Actual results could differ materially from the expectations contained in these forward-looking statements as a result of several factors, including unexpected delays in the conduct of the HALO-301 study or the analysis of HALO-301 data, unexpected regulatory requirements or unexpected adverse events. These and other factors that may result in differences between the forward-looking statements and actual results are discussed in greater detail in the Halozyme’s annual and quarterly reports filed with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Halozyme Therapeutics, Inc.

June 12, 2019	By:	/s/ Harry J. Leonhardt
Harry J. Leonhardt, Esq.
Senior Vice President, General Counsel and Corporate Secretary